                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [ ]      Definitive Proxy Statement
         [X]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Section  240.14a-11(c) or
                  Section  240.14a-12


                           STUART ENTERTAINMENT, INC.
                (Name of Registrant as Specified in Its Charter)


                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                 14a-6(j)(2), or Item 22(a)(2) of Schedule 14A.
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                 1) Title of each class of securities to which transaction applies:

                 2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 4)       Proposed maximum aggregate value of transaction:

                 5)       Total fee paid:
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         [X]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount Previously Paid:
                 2)       Form, Schedule or Registration Statement No.:
                 3)       Filing Party:
                 4)       Date Filed:

                           STUART ENTERTAINMENT, INC.


Dear Stockholder:

         On June 12, 1996, Stuart Entertainment, Inc. (the "Company") first mailed to its stockholders a Proxy Statement for the 1996 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on July 17, 1996 at the offices of Deloitte & Touche LLP, 1633 Broadway, a form of proxy (the "Proxy") and the Notice of Annual Meeting. Also mailed to each stockholder was a copy of the Company's 1995 Annual Report, which was to include copy of the Company's Form 10-K for the year ended December 31, 1996 as filed with the Securities and Exchange Commission (the "Form 10-K"). The Form 10-K was inadvertently omitted from the mailing of the Annual Report.

         Enclosed is a copy of the omitted Form 10-K and an additional proxy. If you have already voted your Proxy and wish to change your vote, your prior Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated on the Proxy or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the stockholder's name and must be received prior to the Meeting to be effective.

         You are urged to vote your proxy even if you currently plan to attend the Annual Meeting. Please remember to sign and date the proxy card; otherwise, it is invalid. Returning your proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                        Sincerely,

                                        /s/ MICHAEL A. SCHALK
                                        Michael A. Schalk, Secretary
June 27, 1996





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PROXY

                           STUART ENTERTAINMENT, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           STUART ENTERTAINMENT, INC.


         The undersigned hereby appoints Paul C. Tunink and Michael A. Schalk, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the $.01 par value common stock of Stuart Entertainment, Inc. (the Company") which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on July 17, 1996 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EIGHT DIRECTORS TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS.

[X]  Please mark vote as in this example.

The Board of Directors recommends a vote FOR each item.


1.       Election of Director:

                 NOMINEES:        Perry J. Lewis, Sangwoo Ahn,
                                  Ira Starr, Leonard A. Stuart,
                                  Albert F. Barber, Timothy Stuart,
                                  Richard D. Spizzeri, Stanley M. Tauble


                 FOR              WITHHELD
                 [ ]                  [ ]

         [ ]________________________________________________
            For all nominees except as noted above.

                 [ ]  Mark here for address change and note below.





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2.       To approve an amendment to the Company's Certificate of Incorporation to comply with the requirements of the Colorado Limited Gaming Act.


          FOR  [ ]              AGAINST  [ ]           ABSTAIN [ ]


3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 30,000,000 shares.


          FOR  [ ]              AGAINST  [ ]           ABSTAIN [ ]


4.       To approve an amendment to the Company's 1994 Performance Stock Option
         Plan.


          FOR  [ ]              AGAINST  [ ]           ABSTAIN [ ]


5. To ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1996.


          FOR  [ ]              AGAINST  [ ]           ABSTAIN [ ]


6. To transact such other business as may properly come before the Meeting and at any and all adjournments, postponements or continuations thereof.


         IMPORTANT: before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.





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                                        Dated                    , 1996
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                                        Authorized Signature


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                                        Authorized Signature


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